UBS PACE

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® High Yield Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), dated November 28, 2014, as supplemented.

July 1, 2015

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment advisory arrangements of PACE High Yield Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Global Asset Management (Americas), Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Nomura Corporate Research and Asset Management Inc. ("NCRAM") to serve as a new investment advisor and Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") as a sub-manager to the fund. Nomura will assume investment advisory responsibility with respect to the fund's portfolio effective on or around July 1, 2015. In addition, at the recommendation of UBS Global AM, the Trust's Board has terminated MacKay Shields LLC ("MacKay Shields") as investment advisor to the fund, effective as of the close of business on June 30, 2015.

Effective immediately the Prospectuses and SAI are hereby revised as follows:

All references to "MacKay Shields LLC" or "MacKay Shields" as an investment advisor to PACE High Yield Investments in the Prospectuses and SAI are hereby deleted and replaced with references to NCRAM, NAM Singapore or Nomura, as applicable.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Principal investments" on page 29 of the Multi-Class Prospectus and beginning on page 30 of the Class P Prospectus is revised by replacing the second sentence of the third paragraph in its entirety with the following:

The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Management process" on page 29 of the Multi-Class Prospectus and page 31 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph with the following:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") currently serves as the fund's investment advisor. NCRAM has retained Nomura Asset Management Singapore Limited ("NAM Singapore" and, together

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with NCRAM, "Nomura") as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.

The same section of each Prospectus is revised by replacing the second paragraph in its entirety with the following:

Nomura believes that a total return strategy driven by credit research and a team effort is the best way to generate alpha in high yield. Nomura focuses on companies that can carry their debt loads through the economic cycle (i.e., "Strong Horse" credits), generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, the income generated by the bonds of these companies may be supplemented by capital appreciation. Nomura believes these companies are less likely to default on payments of principal or interest to bondholders. The approach is a collaborative effort, with ideas generated by the entire investment team. Nomura analysts are organized on a sector basis and trained to focus on the return being offered for the risk being taken. Bonds included in portfolios managed by Nomura must receive endorsement from the portfolio manager and the analyst, which encourages a sense of ownership across the investment team. In seeking total return through Strong Horse companies, Nomura focuses on avoidance of credit loss and a deep understanding of relative value and the catalysts that drive bond price appreciation.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Principal risks" beginning on page 29 of the Multi-Class Prospectus and page 31 of the Class P Prospectus is revised by deleting the "Swap agreement risk" and "Structured security risk" disclosures from that section.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 31 of the Multi-Class Prospectus and beginning on page 32 of the Class P Prospectus is revised by inserting the following before the final sentence of the first paragraph:

This may be particularly true given that another investment advisor was responsible for managing the fund's assets during previous periods. Nomura assumed day-to-day management of the fund's assets on or around July 1, 2015.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Investment manager and advisor" on page 31 of the Multi-Class Prospectus and page 33 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. NCRAM serves as the fund's investment advisor and NAM Singapore serves as the fund's sub-manager.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Portfolio managers" on page 31 of the Multi-Class Prospectus and page 33 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

•  David Crall CFA, Chief Investment Officer and a Managing Director and Portfolio Manager of NCRAM, has been a portfolio manager of the fund since July 2015.

•  Stephen Kotsen, CFA, a Managing Director and Portfolio Manager of NCRAM, has been a portfolio manager of the fund since July 2015.

•  Steven Rosenthal, CFA, an Executive Director and Portfolio Manager of NCRAM, has been a portfolio manager of the fund since July 2015.

•  Elizabeth Gunning, CFA, a Vice President and Corporate Credit Analyst of NCRAM, has been a portfolio manager of the fund since July 2015.

•  Simon Tan, CFA, a Portfolio Manager of NAM Singapore, has been a portfolio manager of the fund since July 2015.

The section captioned "More information about the funds—PACE High Yield Investments" and sub-captioned "Principal investments" on page 81 of the Multi-Class Prospectus and page 83 of the Class P Prospectus is revised by replacing the second sentence of the third paragraph in its entirety with the following:

The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

The section captioned "More information about the funds—PACE High Yield Investments" and sub-captioned "Management process" beginning on page 81 of the Multi-Class Prospectus and page 83 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph with the following:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") currently serves as the fund's investment advisor. Nomura has retained Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.

The same section of each Prospectus is revised by replacing the second paragraph in its entirety with the following:

Nomura believes that a total return strategy driven by credit research and a team effort is the best way to generate alpha in high yield. Nomura focuses on companies that can carry their debt loads through the economic cycle (i.e., "Strong Horse" credits), generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, the income generated by the bonds of these companies may be supplemented by capital appreciation. Nomura believes these companies are less likely to default on payments of principal or interest to bondholders. The approach is a collaborative effort, with ideas generated by the entire investment team. Nomura analysts are organized on a sector basis and trained to focus on the return being offered for the risk being taken. Bonds included in portfolios managed by Nomura must receive endorsement from the portfolio manager and the analyst, which encourages a sense of ownership across the investment team. In seeking total return through Strong Horse companies, Nomura focuses on avoidance of credit loss and a deep understanding of relative value and the catalysts that drive bond price appreciation.

Nomura's portfolio construction philosophy follows a fundamental, bottom-up approach with a top-down overlay that is driven by three broad factors:

•  Creative idea generation by leveraging an open seating environment.

•  Thorough research from experienced analysts that includes a comprehensive evaluation of each issuer's business risk, financial risk, and the covenants associated with each issue.

•  Disciplined portfolio construction targeting the best risk and reward opportunities, also taking into account liquidity at both the issuer and portfolio level.

In determining position size, the most important factor is Nomura's in-depth credit analysis, as it seeks to identify and invest in companies that embody the pillars of a Strong Horse credit. Nomura aims to right-size its positions based on the perceived risks and possible future catalysts for performance, seeking to create portfolios that are diversified by issuer, credit quality and industry. Nomura also closely monitors credit risks, as credits constantly change, and prices change quickly, and seeks to re-adjust its security allocations accordingly.

The section captioned "Management" and sub-captioned "PACE High Yield Investments" beginning on page 128 of the Multi-Class Prospectus and on page 127 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

Nomura Corporate Research and Asset Management Inc. ("NCRAM"), Worldwide Plaza, 309 West 49th Street, New York, New York 10019, serves as the fund's investment advisor. As of May 31, 2015, NCRAM had approximately $14.5 billion in assets under management. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Nomura Asset Management Singapore Limited ("NAM Singapore"), 10 Marina Boulevard, #33-03, Marina Bay Financial Centre Tower 2, Singapore 018983, serves as the fund's sub-manager. As of April 30, 2015, NAM Singapore had approximately $14.2 billion in assets under management. NAM Singapore specializes in Asian fixed income and equities investment management. David Crall, Stephen Kotsen, Steven Rosenthal, Elizabeth Gunning and Simon Tan are primarily responsible for the day-to-day management of the fund and have held their fund responsibilities since July 2015.

David Crall, CFA, is the Chief Investment Officer, and a Managing Director and Portfolio Manager with NCRAM. Mr. Crall is the founder and has been the manager of NCRAM's credit long/short strategy since 2001. He is the Chairman of the Investment Committee and co-head of the high yield department of NCRAM. Prior to that, he had been a portfolio manager of various accounts at NCRAM since 1992.

Stephen Kotsen, CFA, is a Managing Director and Portfolio Manager with NCRAM. He joined NCRAM in December 1998 and has been a Portfolio Manager for NCRAM's high yield bond investments since 2000. From July 1995 until December 1998, Mr. Kotsen was a portfolio manager at Lazard Freres Asset Management.

Steven Rosenthal, CFA, is an Executive Director and Portfolio Manager with NCRAM. He is the lead portfolio manager for NCRAM's euro high yield strategy and co-portfolio manager of the long/short strategy since 2009. Prior to that, Mr. Rosenthal was an analyst in the high yield group at NCRAM for various industries since 2000.

Elizabeth Gunning, CFA, joined NCRAM in July 2007 as a Vice President and Corporate Credit Analyst responsible for all emerging markets corporate fixed income. Ms. Gunning has been conducting corporate credit research since 1996, and emerging markets sovereign and corporate research since 2002, with an initial focus on Asia. Prior to that, Ms. Gunning worked at TIAA-CREF from 2000 to 2007. Ms. Gunning was also employed at First Union National Bank (now Wachovia Bank) as a commercial credit analyst and an internal operational auditor prior to 2000.

Simon Tan, CFA, joined NAM Singapore in June 2011 as a portfolio manager and is currently responsible for the management of Nomura Asset Management's Asia-ex Japan fixed income mandates. He was previously a fixed income portfolio manager with APS Komaba Asset Management. Prior to that, Mr. Tan was a portfolio manager and investment analyst at UOB Asset Management.

The section captioned "The funds and their investment policies" and sub-captioned "PACE High Yield Investments" beginning on page 9 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") is the fund's investment advisor and Nomura Asset Management Singapore Limited ("NAM Singapore") is the fund's sub-manager.

The same section of the SAI is revised by adding the following after the third paragraph of that section:

The fund's investments may be allocated across industries, investing in a range of high yield bonds, including corporate and distressed bonds, certain convertible securities, certain asset-backed securities, restricted securities, including private placement and Rule 144A securities, zero-coupon bonds, pay-in-kind securities and deferred payment securities. The fund may invest in global high yield fixed income instruments issued by corporations, limited liability companies or limited partnerships, other forms of enterprise and in sovereign and quasi-sovereign debt and debt-related investment instruments. These global high yield fixed income instruments may be fixed, variable or floating rate.

The section captioned "The funds' investments, related risks and limitations" beginning on page 16 of the SAI is revised by adding the following as the final paragraphs of that section:

Distressed securities risk. Distressed securities frequently do not produce income while they are outstanding, and may require the fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE High Yield Investments" on page 101 of the SAI is revised by replacing the first sentence of the first paragraph with the following:

Under the current Advisory Agreement for this fund with Nomura Corporate Research and Asset Management Inc. ("NCRAM"), UBS Global AM (not the fund) pays NCRAM a fee based on the fund's average daily net assets. Under the current sub-management contract for this fund between NCRAM and Nomura Asset Management Singapore Limited ("NAM Singapore"), NCRAM (not the fund) pays NAM Singapore a fee based on the net fee retained by NCRAM.

The same section of the SAI is revised by replacing the second paragraph in its entirety with the following of that section:

NCRAM is 99% owned by Nomura Holding America Inc. The ultimate parent is Nomura Holdings, Inc., a publicly traded company, which owns the remaining 1% of NCRAM. NAM Singapore is 100% owned by Nomura Asset Management Co., Ltd., which is 100% owned by Nomura Holdings, Inc.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE High Yield Investments—MacKay Shields LLC" beginning on page 128 of the SAI is revised by replacing that section in its entirety with the following:

PACE High Yield Investments—Nomura Corporate Research and Asset Management Inc.
The fund has formally delegated to its investment advisor, Nomura Corporate Research and Asset Management Inc. ("NCRAM"), the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. NCRAM does not assume the role of an active shareholder. Rather, if it is dissatisfied with the performance of a particular company, it will generally reduce or terminate its position in the company rather than attempt to force management changes through shareholder activism. Nevertheless, NCRAM's goal and intent is to vote all proxies in its clients' best interests.

NCRAM may vote in a manner that could diminish the value of a client's position in the short-term if it believes it will increase this value in the long-term and it is holding the security in the client account for the long-term.

NCRAM recognizes that proxy voting is a valuable right of company shareholders and consent voting is an important right of debt security holders. Generally, NCRAM will vote all proxies it receives. However, it may refrain from voting in certain circumstances such as voting for non-US companies and when securities are part of a securities lending program.

It is NCRAM's general policy, absent a particular reason to the contrary, to vote with management's recommendations. However, NCRAM reserves the right to depart from this policy in order to avoid voting decisions that it believes may be contrary to the fund's best interests.

NCRAM also has procedures to address potential material conflicts of interest between NCRAM and its clients. If a material conflict of interest exists, NCRAM will determine whether voting in accordance with the guidelines set forth in the procedures is in the best interests of the fund or if other appropriate action should be taken.

The section captioned "Portfolio managers" and sub-captioned "PACE High Yield Investments—MacKay Shields LLC" on page 162 of the SAI is revised by replacing that section in its entirety with the following:

PACE High Yield Investments—Nomura Corporate Research and Asset Management Inc.
Nomura uses a team approach in managing the fund's portfolio. The portfolio managers for the fund are David Crall, Stephen Kotsen, Steven Rosenthal, Elizabeth Gunning and Simon Tan. The following table provides information relating to other accounts managed by Messrs. Crall, Kotsen, Rosenthal and Tan and Ms. Gunning as of March 31, 2015:

Stephen Kotsen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	7	21
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$44	$4,909	$5,271
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David Crall:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	3	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	0
Assets Managed (in millions)	$44	$137	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$114	$0

Steven Rosenthal:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	4	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	0
Assets Managed (in millions)	$0	$208	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$114	$0

Elizabeth Gunning:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Simon Tan:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	4	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$408	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest.

NCRAM
Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts, and (iii) circumstances where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

NAM Singapore
Potential conflicts of interest relate to transactions that are placed with affiliated brokers, most notably Nomura Securities and its subsidiaries. The brokerage services of Nomura Securities and its affiliates are assessed in the same way as any other third party broker providing services to the Nomura Asset Management Group and in accordance with the assessment procedures set out by the investment committee. In addition, NAM Singapore does not utilize affiliates' brokerage services unless prior consent is obtained from a client. This would also include guidance or restrictions on certain types of trades with Nomura Securities, for example, issues relating to initial public offerings, underwriting and principal trades.

Potential conflicts of interest may also occur during the process of aggregating and allocating orders among clients. Generally, NAM Singapore will aggregate orders from multiple client accounts in order to secure an improved execution for all clients. Procedures are in place to ensure the fair treatment of client orders and the allocation of trades. With regard to non-aggregated and other outright sell or buy orders, time priority and price priority rules are strictly complied with.

Compensation.

NCRAM
The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus, notional stock units, and other deferrals.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager's performance, there is a review of his specialties and expertise, a review of his capabilities to achieve assigned duties, and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus, notional stock units, and/or other deferrals. The bonus is based on both quantitative and qualitative assessment. The quantitative assessment generally takes into account the performance of each of the portfolio manager's accounts, as well as a peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. The qualitative assessment includes reviewing the portfolio manager's overall contribution to NCRAM, focusing primarily on the contribution to the management of the investment team and to client service and marketing. Portfolio managers are also members of NCRAM's investment committee, and consideration is also given to their contributions to investment discussions held by the committee. A bonus can represent up to 100% or more of base salary. A portion of the discretionary compensation is generally cash and another portion is generally delivered through Nomura Group equity-linked compensation plans. There can also be other deferrals tied to various performance metrics.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through Nomura Group equity-linked compensation plans.

NAM Singapore
The level of pay for each portfolio manager is determined based on their job duties and performance. The base salary is reviewed annually after completion of the formal performance appraisal process. The performance appraisal is based on criteria, such as his/her specialties and expertise, ability to achieve assigned job duties, management skills and communication capabilities. The base salary is a stable component, while the bonus can range up to 100% of the base salary. Bonuses are linked to each portfolio manager's investment performance. The bonus is determined based on both quantitative and qualitative scores.

Ownership of fund shares. As of May 31, 2015, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Global Asset Management (Americas) Inc.